EXHIBIT 10.11

April 30, 2001

Hand deliver

Herbst Family Limited Partnership
5195 Las Vegas Blvd. S.
Las Vegas, Nevada 89119
Attn: Jerry Herbst

RE:  Lease extension for Terrible’s Town-Pahrump property

Dear Mr. Herbst:

Please allow this letter to serve as notice on behalf of ETT, Inc. of the exercise our option to extend the current lease pursuant to Paragraph 24, thereof. Should you have any questions do not hesitate to contact me.

Sincerely,

E-T-T, INC.

/s/ Timothy P. Herbst

Timothy P. Herbst
Vice President